UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2008
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 5, 2008, the Company entered into an Employment Agreement with Jeffrey Babka, Senior Vice President and Chief Financial Officer of the Company. A copy of the Employment Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the Employment Agreement, the Company has secured Mr. Babka’s commitment to remain in his role as CFO until at least February 15, 2010, unless the Company appoints a successor CFO before that date. During this period, Mr. Babka’s compensation will be consistent with his current base salary and annual bonus target.
     Beginning February 15, 2010, Mr. Babka may continue as CFO or may resign the position, in which case he has agreed to continue to work with the Company on a part-time basis until February 15, 2011. In the event the Company appoints a successor to Mr. Babka as CFO on or before February 15, 2010, he has agreed to continue to work with the Company on a part-time basis for one year following the appointment of his successor. During this part-time employment period, Mr. Babka’s compensation will include at least 50% of his current base salary and bonus target.
     During his tenure as CFO, Mr. Babka will continue to be subject to the Company’s management stock selling guidelines and stock ownership guidelines. In addition to sales allowed under the management stock selling guidelines, Mr. Babka will be permitted to sell up to 200,000 shares of the Company’s Class A Common Stock.
     In connection with the Employment Agreement, the Compensation Committee approved granting to Mr. Babka 17,000 shares of restricted stock and 17,000 performance share units pursuant to the Company’s 2005 Stock Incentive Plan. The restricted stock will vest in full on December 31, 2009. The restricted stock was granted pursuant to the terms of a Restricted Stock Agreement, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The performance share units will vest in full on December 31, 2009 and convert into shares of Class A Common Stock based on, and subject to, the degree of achievement by the Company of established goals for 2008 under the Company’s Annual Performance Incentive Plan. The performance share units were granted pursuant to the terms of a Performance Award Agreement, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
     Finally, Mr. Babka has entered into the Company’s form Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality, which will be in force for 18 months following any termination of Mr. Babka’s employment with the Company. A copy of the form Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Employment Agreement, made as of February 5, 2008, by and between NeuStar, Inc. and Jeffrey Babka.

99.2	Restricted Stock Agreement under the 2005 Stock Incentive Plan, made as of February 8, 2008, by and between NeuStar, Inc. and Jeffrey Babka.

99.3	Performance Award Agreement under the 2005 Stock Incentive Plan, made as of February 8, 2008, by and between NeuStar, Inc. and Jeffrey Babka.

99.4	Form of Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2008	NEUSTAR, INC.
	By:	/s/ Martin K. Lowen
		Name:	Martin K. Lowen
		Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Employment Agreement, made as of February 5, 2008, by and between NeuStar, Inc. and Jeffrey Babka.

99.2	Restricted Stock Agreement under the 2005 Stock Incentive Plan, made as of February 8, 2008, by and between NeuStar, Inc. and Jeffrey Babka.

99.3	Performance Award Agreement under the 2005 Stock Incentive Plan, made as of February 8, 2008, by and between NeuStar, Inc. and Jeffrey Babka.

99.4	Form of Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality.

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